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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                  Date of Report:                     June 25, 2002

                  Date of earliest event reported:    June 18, 2002

                           Commission File No. 0-10587

                          FULTON FINANCIAL CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



           Pennsylvania                                         23-2195389
   -----------------------------                          ----------------------
   (State or other jurisdiction                               (IRS Employer
       of incorporation)                                  Identification Number)

     One Penn Square, P.O. Box 4887, Lancaster, PA               17604
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:
(717) 291-2411
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Item 4. Changes in Registrant's Certifying Accountants

On June 18, 2002 Fulton Financial Corporation ("Fulton") dismissed its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG, LLP ("KPMG") as its new independent accountants, each effective immediately. On April 16, 2002, Fulton announced that it had determined not to renew the engagement of Andersen and would be seeking proposals from independent accountants to audit Fulton's financial statements for the fiscal year ending December 31, 2002. Andersen continued to provide services to Fulton following the announcement that its engagement would not be renewed. The decisions to dismiss Andersen and to engage KPMG were approved by Fulton's Board of Directors upon the recommendation of its Audit Committee. Andersen's report on Fulton's 2001 financial statements was issued in March, 2002, in conjunction with the filing of Fulton's Annual Report on Form 10-K for the year ended December 31, 2001.

During Fulton's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 18, 2002, there were no disagreements between Fulton and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Fulton's two most recent fiscal years and the subsequent interim period through June 18, 2002.

The audit reports of Andersen on the consolidated financial statements of Fulton and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 25, 2002, stating that it has found no basis for disagreement with such statements.

During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this Form 8-K, neither Fulton nor anyone on its behalf consulted KPMG regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant






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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           FULTON FINANCIAL CORPORATION

                                           By: /s/ Charles J. Nugent
                                               ---------------------------------
                                               Charles J. Nugent
                                               Senior Executive Vice President
                                               and Chief Financial Officer

Date: June 25, 2002